UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019
(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

Item 1. Reports to Stockholders.

(a)

The Tocqueville Fund
TOCQX
Annual Shareholder Report | October 31, 2025
This annual shareholder report contains important information about the The Tocqueville Fund for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://www.tocquevillefunds.com/fundinformation. You can also request this information by contacting us at 1-877-522-8860.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Tocqueville Fund	$135	1.20%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tocqueville Fund (TOCQX) gained 25.81% on a net basis during the 12-month period ended October 31, 2025 compared to the S&P 500 which gained 21.45% and the Russell 1000 Value and the Russell 3000 Value which returned 12.15% and 11.98%, respectively. Industrials, information technology, and materials were the largest contributing sectors to the portfolio while healthcare, real estate and financials were the weakest. The top individual contributors were Rocket Lab, NVIDIA, Alphabet, Shopify, and Newmont. Mayville Engineering, UnitedHealth Group, Merck, Weyerhaeuser, and Adobe were the laggards. In addition to new positions in Goldman Sachs, the global investment bank, and Waterbridge Infrastructure, a recent IPO that is the largest produced water operator in the Permian Basin, the Fund invested in two private companies, SpaceX, the aerospace company, and Skyryse, flight control software and systems provider. A variety of positions were also trimmed in during the period, largely for profit taking. Naturally, we will continue to search for attractive opportunities in the U.S. equity market.

Top Contributors
↑	Paycom Software, Inc.
↑	Cross Country Healthcare, Inc.
↑	Schrodinger, Inc.
↑	Occidental Petroleum Corporation
↑	Concentrix Corporation

Top Detractors
↓	NVIDIA Corporation
↓	Alphabet Inc. Class A
↓	QUALCOMM Incorporated
↓	ServiceNow, Inc.
↓	Crane Company
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
The Tocqueville Fund	PAGE 1	TSR-AR-888894102

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
TF (without sales charge)	25.81	16.30	12.72
S&P 500 TR	21.45	17.64	14.64
Visit https://www.tocquevillefunds.com/fundinformation for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of October 31, 2025)

Net Assets	$544,926,791
Number of Holdings	56
Net Advisory Fee	$3,283,911
Portfolio Turnover	16%
WHAT DID THE FUND INVEST IN? (as of October 31, 2025)

Top Holdings	(%)
Rocket Lab Corp.	7.8%
NVIDIA Corp.	5.6%
Alphabet, Inc. - Class A	5.2%
Microsoft Corp.	3.8%
Applied Materials, Inc.	3.2%
Shopify, Inc. - Class A	3.2%
Amazon.com, Inc.	3.1%
Newmont Mining Corp.	3.0%
First American Treasury Obligations Fund - Class X	2.9%
Vertiv Holdings Co. - Class A	2.7%
Sector Breakdown* (% of net assets)
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.tocquevillefunds.com/fundinformation.
The Tocqueville Fund	PAGE 2	TSR-AR-888894102

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tocqueville Asset Management documents not be householded, please contact Tocqueville Asset Management at 1-877-522-8860, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tocqueville Asset Management or your financial intermediary.
The Tocqueville Fund	PAGE 3	TSR-AR-888894102

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Gerard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Tocqueville Trust

	FYE 10/31/2025	FYE 10/31/2024
(a) Audit Fees	$20,750	$17,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$4,500	$4,500
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2025	FYE 10/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2025	FYE 10/31/2024
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.
(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

The Tocqueville Trust
The Tocqueville Fund
Annual Financial Statements and Additional Information
October 31, 2025

THE TOCQUEVILLE FUND
SCHEDULE OF INVESTMENTS
October 31, 2025

	Shares	Value
COMMON STOCKS - 95.8%
Capital Goods - 21.8%
AeroVironment, Inc.(a)	30,000	$11,097,300
Caterpillar, Inc.	25,000	14,431,500
Crane Co.	50,000	9,500,000
Deere & Co.	20,000	9,232,600
Illinois Tool Works, Inc.	25,000	6,098,000
Parker-Hannifin Corp.	15,000	11,592,450
Rocket Lab Corp.(a)	675,000	42,511,500
Vertiv Holdings Co. - Class A	75,000	14,464,500
		118,927,850
Commercial & Professional Services - 4.4%
ABM Industries, Inc.	120,000	5,160,000
Automatic Data Processing, Inc.	40,000	10,412,000
Republic Services, Inc.	40,000	8,329,600
		23,901,600
Consumer Discretionary Distribution & Retail - 4.1%
Amazon.com, Inc.(a)	70,000	17,095,400
Genuine Parts Co.	40,000	5,092,400
		22,187,800
Consumer Services - 1.4%
McDonald’s Corp.	25,000	7,460,750
Restaurant Brands International LP	37	2,468
		7,463,218
Consumer Staples Distribution & Retail - 1.9%
Walmart, Inc.	100,000	10,118,000
Energy - 5.2%
Cameco Corp.	75,000	7,665,750
Chevron Corp.	40,000	6,308,800
Diamondback Energy, Inc.	50,000	7,159,500
Texas Pacific Land Corp.	7,500	7,075,350
		28,209,400
Financial Services - 3.0%
Apollo Global Management, Inc.	75,000	9,323,250
Goldman Sachs Group, Inc.	5,000	3,946,850
Intercontinental Exchange, Inc.	22,500	3,291,525
		16,561,625
Food, Beverage & Tobacco - 1.3%
Coca-Cola Co.	100,000	6,890,000
Health Care Equipment & Services - 2.7%
Abbott Laboratories	50,000	6,181,000
Cooper Cos., Inc.(a)	75,000	5,243,250
Schrodinger, Inc.(a)	150,000	3,156,000
		14,580,250

	Shares	Value
Household & Personal Products - 2.4%
Colgate-Palmolive Co.	75,000	$5,778,750
Procter & Gamble Co.	50,000	7,518,500
		13,297,250
Insurance - 1.0%
Aflac, Inc.	50,000	5,359,500
Materials - 8.8%
Freeport-McMoRan, Inc.	125,000	5,212,500
Newmont Mining Corp.	200,000	16,194,000
Nutrien Ltd.	100,000	5,445,000
Vulcan Materials Co.	40,000	11,580,000
Wheaton Precious Metals Corp.	100,000	9,652,000
		48,083,500
Media & Entertainment - 5.2%
Alphabet, Inc. - Class A	100,000	28,119,000
Pharmaceuticals, Biotechnology & Life Sciences - 2.8%
AbbVie, Inc.	20,000	4,360,800
Merck & Co., Inc.	100,000	8,598,000
Pfizer, Inc.	100,000	2,465,000
		15,423,800
Semiconductors & Semiconductor Equipment - 13.8%
Applied Materials, Inc.	75,000	17,482,500
Marvell Technology, Inc.	150,000	14,061,000
NVIDIA Corp.	150,000	30,373,500
QUALCOMM, Inc.	75,000	13,567,500
		75,484,500
Software & Services - 9.5%
Microsoft Corp.	40,000	20,712,400
ServiceNow, Inc.(a)	15,000	13,789,200
Shopify, Inc. - Class A(a)	100,000	17,386,000
		51,887,600
Technology Hardware & Equipment - 2.8%
Apple, Inc.	40,000	10,814,800
Crane NXT Co.	75,000	4,743,750
		15,558,550
Telecommunication Services - 0.7%
Verizon Communications, Inc.	100,000	3,974,000
Utilities - 3.0%
NextEra Energy, Inc.	175,000	14,245,000
WaterBridge Infrastructure LLC - Class A(a)	80,000	1,920,000
		16,165,000
TOTAL COMMON STOCKS (Cost $170,044,425)		522,192,443

The accompanying notes are an integral part of these financial statements.

1

THE TOCQUEVILLE FUND
SCHEDULE OF INVESTMENTS
October 31, 2025(Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Weyerhaeuser Co.	200,000	$4,600,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,077,818)		4,600,000
PRIVATE INVESTMENTS - 0.5%
Autopilot Horizon IX LLC(a)(b)(c)	18,502	500,000
Cavalier Premier Access Fund II, LP(a)(b)(c)	10,000	1,010,000
SpaceCo Holdings, LLC(a)(b)(c)	10,000	1,020,000
TOTAL PRIVATE INVESTMENTS (Cost $2,530,000)		2,530,000
SHORT-TERM INVESTMENTS
Money Market Funds - 2.9%
First American Treasury Obligations Fund - Class X, 3.98%(d)	15,988,973	15,988,973
TOTAL SHORT-TERM INVESTMENTS (Cost $15,988,973)		15,988,973
TOTAL INVESTMENTS - 100.1% (Cost $192,641,216)		$545,311,416
Liabilities in Excess of Other Assets - (0.1)%		(384,625)
TOTAL NET ASSETS - 100.0%		$544,926,791

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
LLC - Limited Liability Company
LP - Limited Partnership
REIT - Real Estate Investment Trust
(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $2,530,000 or 0.5% of net assets as of October 31, 2025.

(c)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The total value of illiquid securities was $2,530,000 which represents 0.5% of total net assets.
(d)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
The accompanying notes are an integral part of these financial statements.

2

The Tocqueville Fund
Statement of Assets & Liabilities
For the Year Ended October 31, 2025

ASSETS:
Investments, at value (1)	$545,311,416
Receivable for Fund shares purchased	941
Dividends, interest and other receivables	401,867
Other assets	18,217
Total assets	545,732,441
LIABILITIES:
Payable for Fund shares redeemed	30,350
Payable to Adviser	340,881
Payable to Administrator	132,204
Payable to Trustees	3,033
Accrued distribution fee	76,743
Accrued expenses and other liabilities	222,439
Total liabilities	805,650
NET ASSETS	$544,926,791
Net Assets Consist of:
Paid in capital	$157,623,788
Total distributable earnings	387,303,003
Net assets	$544,926,791
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	9,570,672
Net asset value, offering and redemption price per share	$56.94
(1) Cost of investments	$192,641,216

The accompanying notes are an integral part of these financial statements.

3

The Tocqueville Fund
Statement of Operations
For the Year Ended October 31, 2025

Investment Income:
Dividends*	$6,554,058
Interest	175,098
Total investment income	6,729,156
EXPENSES:
Investment Adviser’s fee (See Note 4)	3,682,101
Distribution (12b-1) fees (See Note 4)	1,227,367
Administration fees (See Note 4)	718,231
Transfer agent and shareholder services fees	132,190
Legal fees	119,288
Fund accounting fees	90,933
Trustee fees and expenses	81,538
Other expenses	74,667
Printing and mailing expense	46,981
Blue sky fees	41,420
Custody fees	36,423
Audit fees	17,323
Insurance expense	15,428
Registration fees	5,662
Interest expense	863
Total expenses before waiver	6,290,415
Less: Fees waived (See Note 4)	(398,190)
Net expenses	5,892,225
Net investment income	836,931
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	37,092,747
Foreign currency translation	34,862
37,127,609
Net change in unrealized appreciation on:
Investments	76,822,530
Foreign currency translation	15
76,822,545
Net gain on investments and foreign currency	113,950,154
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,787,085
* Net of foreign taxes withheld of:	$62,394

The accompanying notes are an integral part of these financial statements.

4

The Tocqueville Fund
Statements of Changes in Net Assets

	For the Year Ended October 31,
	2025	2024
Operations:
Net investment income	$836,931	$1,600,709
Net realized gain on sale of investments and foreign currency	37,127,609	40,625,040
Net change in unrealized appreciation	76,822,545	85,118,797
Net increase in net assets resulting from operations	114,787,085	127,344,546
TOTAL DIVIDENDS AND DISTRIBUTIONS	(39,733,816)	(25,690,436)
FUND SHARE TRANSACTIONS:
Shares sold	8,743,453	7,148,981
Shares issued to holders in reinvestment of dividends	38,217,764	24,719,331
Shares redeemed	(64,132,820)	(59,389,271)
Net increase	(17,171,603)	(27,520,959)
Net increase in net assets	57,881,666	74,133,151
Net Assets:
Beginning of year	487,045,125	412,911,974
End of year	$544,926,791	$487,045,125

The accompanying notes are an integral part of these financial statements.

5

The Tocqueville Fund
Financial Highlights
(For a share outstanding throughout the year)

	Years Ended October 31,
	2025	2024	2023	2022	2021
Per share operating performance
Net asset value, beginning of year	$48.98	$39.28	$39.55	$48.39	$37.03
Operations:
Net investment income(1)	0.09	0.16	0.07	0.43	0.25
Net realized and unrealized gain	11.91	12.02	1.59	(4.30)	12.49
Total from investment operations	12.00	12.18	1.66	(3.87)	12.74
Distributions to shareholders:
Dividends from net investment income	(0.12)	(0.22)	(0.24)	(0.20)	(0.25)
Distributions from net realized gains	(3.92)	(2.26)	(1.69)	(4.77)	(1.13)
Total distributions	(4.04)	(2.48)	(1.93)	(4.97)	(1.38)
Change in net asset value for the year	7.96	9.70	(0.27)	(8.84)	11.36
Net asset value, end of year	$56.94	$48.98	$39.28	$39.55	$48.39
Total return	25.81%	32.4%	4.2%	(9.3)%	35.2%
Ratios/supplemental data
Net assets, end of year (000)	$544,927	$487,045	$412,912	$258,843	$313,739
Ratio to average net assets:
Expenses before waiver	1.28%	1.35%	1.35%	1.33%	1.34%
Expenses after waiver	1.20%	1.20%	1.20%	1.25%(2)	1.25%
Net investment income before waiver	0.09%	0.19%	0.37%	0.91%	0.46%
Net investment income after waiver	0.17%	0.34%	0.52%	0.99%	0.55%
Portfolio turnover rate	16%	18%	22%	6%	11%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Effective October 1, 2022, the Tocqueville Fund reduced the operating expense limit from 1.25% to 1.20%.
The accompanying notes are an integral part of these financial statements.

6

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025
1. ORGANIZATION
The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized on September 17, 1986, consisting of one fund, the Tocqueville Fund (the “Fund”). The Fund is an open-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of United States issuers. Tocqueville Asset Management L.P. is the investment adviser to the Fund (“Tocqueville,” or the “Adviser”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”
a)
Security Valuation and Security Transactions. Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and ask prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at net asset value (“NAV”). Fixed income securities, such as corporate bonds, convertible bonds and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Fund’s NAV. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Fund’s NAV. Events affecting the value of such securities held by the Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the NAV. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.
Cash and cash equivalents may exceed federal insurance limits. Money market deposit accounts are considered cash equivalents and reflected at cost.
Investment transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.
b)
Restricted and Illiquid Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)
Fair Valuation Measurements. The Trust has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These

7

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.
Level 1 –
Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
When using the market quotations or closing price provided by the pricing service for equity investments—including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts—which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2.
Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.
Fixed income securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2.
Options are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day, the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.
Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with policies and procedures established by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act and may be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security that it believes represents the amount the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.
In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
The following is a summary of the inputs used, as of October 31, 2025, involving the Fund’s assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

8

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
The Tocqueville Fund*

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$522,189,975	$2,468	$—	$522,192,443
Real Estate Investment Trust (REIT)	4,600,000	—	—	4,600,000
Private Investments	—	—	2,530,000	2,530,000
Money Market Funds	15,988,973	—	—	15,988,973
Total Assets	$542,778,948	$2,468	$2,530,000	$545,311,416

*	For further information regarding portfolio characteristics, please see the accompanying Schedule of Investments.
The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis, or at least annually to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees. The Board of Trustees has appointed the Adviser as valuation designee pursuant to Rule 2a-5 under the 1940 Act.
During the year ended October 31, 2025, the Fund held $2,530,000 of investments with significant inputs that would be classified as Level 3. The significant input was transaction cost.
Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:
The Tocqueville Fund

Balance as of November 1, 2024	$—
Purchases	2,530,000
Sales	—
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	—
Transfer in/(out) of Level 3	—
Balance as of October 31, 2025	$2,530,000

As of October 31, 2025 the change in unrealized appreciation/(depreciation) and cost on positions still held for securities that were considered Level 3 were $0 and $2,530,000, respectively.
d)
Derivative Instruments and Hedging Activities. The Adviser may use derivative instruments, such as purchased and written options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly knows as the “strike price”).
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current value of the option written. Premiums received from writing

9

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call or put option is exercised, the premium is added or subtracted, respectively, from the proceeds or cost basis, respectively, to the related transaction of the underlying security. The Fund, as writers of an option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.
Derivatives Risk
The risks of using the types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options does not create leverage in the Fund. The Fund did not transact in written options during the year ended October 31, 2025.
e)
Foreign Currency Translation. Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Fund has engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Fund is exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include the potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Fund recognizes a realized gain or loss.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

10

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
f)
Shareholder Transactions and Distributions. Shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

h)
Indemnification. In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

i)
Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were issued. This evaluation did not result in any subsequent events, that necessitated disclosure and/or adjustments.

j)
Segment Reporting. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. FEDERAL INCOME TAX
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2025, or for any other tax years which are open for exam. As of October 31, 2025, open tax years include the tax years ended October 31, 2022 through 2024. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.
Provision for federal income taxes or excise taxes has not been made since the Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code necessary to qualify as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America

11

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended October 31, 2025, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
The Tocqueville Fund	$(3,203,483)	$3,203,483

The permanent differences primarily relate to the usage of deemed distributions for tax purposes.
As of October 31, 2025, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

Tax cost of Investments	$192,641,381
Unrealized Appreciation	354,460,265
Unrealized Depreciation	(1,790,230)
Net unrealized appreciation (depreciation)	352,670,035
Undistributed operating income	586,061
Undistributed long-term gains	34,055,129
Distributable earnings	34,641,190
Other accumulated gain/(loss)	(8,222)
Total distributable earnings	$387,303,003

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to partnership adjustments.
The tax character of distributions paid during the years ended October 31, 2025 and 2024 was as follows:

	October 31, 2025
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,242,288	$37,491,528	$39,733,816

	October 31, 2024
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,300,004	$23,390,432	$25,690,436

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended October 31, 2025 and 2024.
4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Tocqueville is the investment adviser to the Fund under an Investment Advisory Agreement approved by shareholders. For its services, Tocqueville receives fees from the Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion.
With respect to the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Fund’s total annual operating expenses do not exceed 1.20% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). Prior to October 1, 2022, the Fund had an expense limit of 1.25%. The Expense Limitation Agreement for the Fund will

12

The Tocqueville Trust
Notes to Financial Statements
October 31, 2025(Continued)
remain in effect until March 1, 2026. For the year ended October 31, 2025, the Adviser waived $398,190 of the advisory fee for the Fund. Such amount is not subject to recoupment by the Adviser.
Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion. For the year ended October 31, 2025, the Adviser made $227,281 in payments to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for the Fund.
Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plan, the Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.
Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Fund for the year ended October 31, 2025 were $3,500.
5. CAPITAL SHARE TRANSACTION.
Transactions in capital shares for the Fund were as follows:
The Tocqueville Fund

	For the Year Ended October 31,
	2025	2024
	Shares	Shares
Shares sold	179,967	159,898
Shares issued to holders in reinvestment dividends	777,416	619,067
Shares redeemed	(1,330,693)	(1,345,955)
Net increase (decrease)	(373,310)	(566,990)

6. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025, are summarized below.

	Purchases	Sales
The Tocqueville Fund	$76,799,605	$146,689,744

7. LINE OF CREDIT
The Tocqueville Trust has a line of credit (the “Line”), which is uncommitted, in the amount of $40,000,000, 10% of the Fund’s gross market value, or 33.33% of the fair value of the Fund’s investments, whichever is less, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The Line matures, unless renewed, on January 13, 2026. Interest is charged at the greater of 0.00% and the prime rate minus 0.50%. During the year ended October 31, 2025, the Tocqueville Fund’s maximum borrowing was $2,498,000 and average borrowing was $22,247.

13

The Tocqueville Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of
Trustees of The Tocqueville Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Tocqueville Trust comprising The Tocqueville Fund (the “Fund”) as of October 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 22, 2025

14

The Tocqueville Trust
Additional Information (Unaudited)
SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS
For the fiscal year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2025, was as follows:

Tocqueville Fund	100.00%

For the fiscal year ended October 31, 2025, the Fund designated the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	10.59%

The percentage of taxable ordinary income distributions that are designated as short- term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Tocqueville Fund	0.00%

15

The Tocqueville Trust
Additional Information (Unaudited)(Continued)
The following information is required disclosure from Form N-CSR:
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Item 9. Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
This information is included as part of the material filed under Item 7 of this Form.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
In determining whether to approve the continuance of the Investment Advisory Agreement and the Administration Agreement, the Board of Trustees (each member a “Trustee,” and collectively the “Board”), including the Trustees who are not “interested persons, as defined in the Investment Company Act of 1940, as amended, considered the following information:
1) The nature, extent and quality of services provided by the Adviser.
The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreement and the quality of those services provided to the Fund over the past year. The Trustees noted that the services under the Investment Advisory Agreement include: managing the investment and reinvestment of the Fund’s assets; supervising and managing all aspects of the Fund’s operations; and providing the Board on a regular basis with financial reports and analyses on the Fund’s operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Fund pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel.
The Trustees concluded that: the nature and extent of the services provided under the Investment Advisory Agreement and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively; that the level of services provided by the Adviser to the Funds had not diminished over the past year; and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Fund and concluded, based on their experience and interaction with the Adviser, that: (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreement and Administration Agreement, respectively, for the Fund; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Fund and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.
In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreement and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreement and the Administration Agreement and to continue to provide the high quality services that it has provided to the Fund to date.
2) The performance of the Fund and the Adviser.
The Trustees next reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2025. The peer group determined by Morningstar, the Morningstar Large Blend Funds peer group, was comprised of other funds with similar investment objectives and sales load structures, and with total net assets between $300 million and $600 million (the “Performance Peer Group”). The Trustees noted that the Fund’s average annual returns net of expenses was above the median of the Performance Peer Group for the one-, three-, and five-year periods and below the median of the

16

The Tocqueville Trust
Additional Information (Unaudited)(Continued)
Performance Peer Group for the ten-year period. The Trustees also noted that the Fund’s average annual returns net of expenses had outperformed the average performance of the Performance Peer Group for all relevant periods.
The Trustees also compared the Fund’s investment performance against a benchmark market index, the S&P 500 Index, for the one-, three-, five-, and ten-year periods ended July 31, 2025, and noted that the Fund had underperformed the S&P 500 Index for all relevant periods.
The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Fund’s shareholders the performance that was available in the marketplace given the Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Fund as compared to the performance of its Performance Peer Group was satisfactory overall, and that the investment performance achieved by the Adviser for the Fund was comparable to the Performance Peer Group.
3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.
In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for the Fund against the advisory fees charged by funds in the Morningstar Large Cap Blend Funds peer group for the Fund (the “Expense Peer Group”). The Trustees considered comparative total fund expenses of the Fund and the Expense Peer Group. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of the Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Expense Peer Group fund agreements is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.
The Trustees considered and reviewed the contractual advisory fee rate and the administration fee for the Fund. The Trustees noted that these fee rates were above the average and median of the Expense Peer Group, but concluded that they were reasonable for the services provided by the Adviser. The Trustees also considered the gross expense ratio for the Fund as compared to the median and average of the Expense Peer Group. The Board concluded that the gross expense ratio of the Fund was also reasonable, although they noted that the gross expense ratio was above the average and median of the Expense Peer Group. The Board also noted that the Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In particular the Trustees noted that the net expense ratio for the Fund was above the median and the average net expense ratios of the Expense Peer Group funds, but that it was not the highest net expense ratio within the Expense Peer Group.
The Trustees also considered the profitability to the Adviser and its affiliates arising out of its relationship with the Trust. In this regard, the Trustees reviewed the profitability data relating to the Adviser for the 12month period ended July 31, 2025. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreement and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 Plan and Related Agreements and commissions received for effecting portfolio transactions. The Trustees concluded that the profitability of the Fund to the Adviser was not excessive.
4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
With respect to the Trustees’ consideration of economies of scale, the Trustees discussed whether economies of scale would be realized by the Adviser in its management of the Fund at higher asset levels. The Trustees noted that the Fund currently has advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with the Fund’ peers. The Trustees also noted that the administration fee also has breakpoints. In the event there was significant asset growth in the future in the Fund, the Trustees determined they would reassess at such point whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

17

The Tocqueville Trust
Additional Information (Unaudited)(Continued)
5) Other factors.
The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Fund’s soft dollar arrangements, whereby brokers provide research to the Fund or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Fund received better execution on trades.
Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Fund’s advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

18

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, Principal Executive Officer

Date	12/30/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, Principal Executive Officer

Date	12/30/2025

By (Signature and Title)*	/s/ Jeff Zatkowsky
Jeff Zatkowsky, Principal Financial Officer

Date	12/30/2025

* Print the name and title of each signing officer under his or her signature.